                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 17, 2003

                             MERCATOR SOFTWARE, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-22667                    06-1132156
          --------                    -------                    -----------
(State or Other Jurisdiction        (Commission                  (IRS Employer
     of Incorporation)                File No.)              Identification No.)


45 Danbury Road, Wilton, Connecticut                                       06897
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (203) 761-8600

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Item 5.    Other Events.
           ------------

     In a press release dated April 21, 2003, a copy of which is attached as
Exhibit 99.1 to this report and is incorporated into this Item 5 by reference, the Board of Directors of Mercator Software, Inc. ("Mercator") announced an agreement reached with Strategic Software Holdings and various affiliates thereof (collectively, "SSH") pursuant to which SSH agreed (i) to immediately terminate its pending proxy contest against Mercator and (ii) not to pursue its previously announced proposal to acquire Mercator. A copy of the settlement agreement with SSH is attached as Exhibit 99.2 to this report and is incorporated into this Item 5 by reference.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

     The following exhibits are being furnished pursuant to Item 5.

(c)  Exhibits.

     Exhibit No.                Description
     -----------                -----------

         99.1       Press Release of Mercator, dated April 21, 2003.

         99.2 Settlement Agreement dated as of April 17, 2003 by and among SSH, Broken Arrow I, L.P., Rodney Bienvenu, James Dennedy, Empire Capital Partners, L.P., Empire GP, L.L.C., Empire Capital Management, L.L.C., Charter Oak Partners, L.P., Scott A. Fine, Peter J. Richards, Peter J. Boni, Daniel Hoogterp, Edward Sanchez, Jr., Sean P. Sears and Michael R. Wodopian, on the one hand, and Mercator , on the other hand.

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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 MERCATOR SOFTWARE, INC.


Date:  April 21, 2003            By: /s/ Roy C. King
                                    --------------------------------
                                    Name: Roy C. King
                                    Title: Chairman of the Board of Directors,
                                           Chief Executive Officer and President


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                                  EXHIBIT INDEX
                                  -------------


     Exhibit No.                Description
     -----------                -----------

         99.1       Press Release of Mercator, dated April 21, 2003.

         99.2 Settlement Agreement dated as of April 17, 2003 by and among SSH, Broken Arrow I, L.P., Rodney Bienvenu, James Dennedy, Empire Capital Partners, L.P., Empire GP, L.L.C., Empire Capital Management, L.L.C., Charter Oak Partners, L.P., Scott A. Fine, Peter J. Richards, Peter J. Boni, Daniel Hoogterp, Edward Sanchez, Jr., Sean P. Sears and Michael R. Wodopian, on the one hand, and Mercator , on the other hand.


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